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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  October 15, 1998


                              BEA SYSTEMS, INC.
           (Exact name of registrant as specified in its charter)


                                  DELAWARE
               (State or other jurisdiction of incorporation)



           0-22369                                        77-0394711
   (Commission File Number)               (I.R.S. employer identification No.)



                           2315 NORTH FIRST STREET
                             SAN JOSE, CA  95131
                  (Address of principal executive offices)


                               (408) 570-8000
            (Registrant's telephone number, including area code)

                                     N/A
        (Former name or former address, if changed since last report)

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                      INFORMATION TO BE INCLUDED IN REPORT


     The undersigned Registrant hereby reports the following items related to the restatement of the Registrant's financial statements to reflect the acquisition of WebLogic, Inc. in a transaction accounted for as a pooling of interests:

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On September 30, 1998, pursuant the terms of an Agreement and Plan of Reorganization, dated as of September 24, 1998 between and among the Registrant, WebLogic, Inc. ("WebLogic") and the Charlotte Acquisition Corp. ("Charlotte") (the "Agreement"), the Registrant completed the merger of Charlotte, a wholly-owned subsidiary of the Registrant, with and into WebLogic. The transaction is being accounted for using the pooling of interests method. As consideration for the transaction, 0.612750 share of the Registrant's Common Stock will be issued for each outstanding share of WebLogic Common Stock, subject to adjustment for cash paid in lieu of fractional shares. The Registrant will issue 7,643,120 shares of common stock in exchange for the outstanding shares of WebLogic Common Stock, subject to withholding of approximately 10 percent of such shares in escrow in accordance with certain conditions in the Agreement. Outstanding options for WebLogic shares were automatically converted into options for the Registrant's Common Stock at the same exchange ratio. The Registrant intends that the WebLogic business will continue to be operated in its current manner. Certain of the assets of WebLogic were used in the development and support of WebLogic's software products, including its Web application server product, and the Registrant intends to use such assets in substantially the same manner. The amount of consideration paid was determined through arms-length negotiations between the Registrant and WebLogic, which negotiations took into account the value of the acquired intellectual property and workforce of WebLogic, among other factors. There are no material relationships between WebLogic and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or office






                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    BEA SYSTEMS, INC.
                                    (the Registrant)


                                    By:  /s/ Steve L. Brown
                                         --------------------------
                                         Steve L. Brown
                                         Executive Vice President,
                                         Chief Financial Officer and Secretary

Dated:  October 15,  1998
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                              BEA SYSTEMS, INC.
           NOTES TO SUPPLEMENTAL CONSOLIDATED FINANCIAL STATEMENTS


                                EXHIBIT INDEX

Exhibit
Number                            Description

2.1 Agreement and plan of reorganization dated September 24, 1998 between and among the Registrant, WebLogic, Inc. and Charlotte Acquisition Corp.

99.1    Press Release dated October 2, 1998